Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
( in thousands, except share data)
	(1)	(2)
	September 30,	December 31,
	2014	2013
ASSETS
Cash and due from banks	$7,580	$8,570
Interest bearing deposits with banks	78	43
Cash and cash equivalents	7,658	8,613

Interest bearing time deposits with banks	-	249
Securities available for sale	150,025	126,046
Restricted investment in Federal Home Loan Bank (FHLB) stock	3,080	1,967
Investment in unconsolidated subsidiary	4,289	4,172
Loans	287,441	277,798
Less: Allowance for loan losses	(2,336)	(2,287)
Total loans, net of allowance for loan losses	285,105	275,511
Premises and equipment, net	6,253	6,330
Other real estate owned	276	281
Bank owned life insurance and annuities	14,720	14,848
Equity investment in low income housing project	3,966	3,990
Core deposit intangible	85	119
Goodwill	2,046	2,046
Mortgage servicing rights	183	167
Accrued interest receivable and other assets	5,023	4,443
Total assets	$482,709	$448,782
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$76,132	$74,611
Interest bearing	309,824	305,034
Total deposits	385,956	379,645

Securities sold under agreements to repurchase	3,996	5,397
Short-term borrowings	14,084	8,400
Long-term debt	22,500	-
Other interest bearing liabilities	1,388	1,356
Accrued interest payable and other liabilities	3,956	4,000
Total liabilities	431,880	398,798
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,189,607 shares at September 30, 2014;
4,196,266 shares at December 31, 2013	4,746	4,746
Surplus	18,398	18,370
Retained earnings	39,474	39,118
Accumulated other comprehensive loss	(1,083)	(1,659)
Cost of common stock in Treasury:
556,219 shares at September 30, 2014;
549,560 shares at December 31, 2013	(10,706)	(10,591)
Total stockholders' equity	50,829	49,984
Total liabilities and stockholders' equity	$482,709	$448,782

(1) Unaudited

(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share and per share data)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Interest income:
Loans, including fees	$3,566	$3,743	$10,778	$11,140
Taxable securities	529	329	1,419	938
Tax-exempt securities	131	149	387	447
Other interest income	1	3	4	16
Total interest income	4,227	4,224	12,588	12,541
Interest expense:
Deposits	583	711	1,812	2,204
Securities sold under agreements to repurchase	1	1	3	3
Short-term borrowings	3	-	5	-
Long-term debt	69	-	138	-
Other interest bearing liabilities	4	7	12	16
Total interest expense	660	719	1,970	2,223
Net interest income	3,567	3,505	10,618	10,318
Provision for loan losses	110	100	247	266
Net interest income after provision for loan losses	3,457	3,405	10,371	10,052
Non-interest income:
Customer service fees	320	341	878	961
Debit card fee income	213	211	631	610
Earnings on bank-owned life insurance and annuities	108	112	299	317
Trust fees	124	83	331	257
Commissions from sales of non-deposit products	89	73	289	292
Income from unconsolidated subsidiary	54	42	148	146
Fees derived from loan activity	79	14	149	126
Gain on sales of loans	54	84	139	265
Gain (loss) on sales and calls of securities	2	(1)	9	-
Gain from life insurance proceeds	-	-	165	-
Other non-interest income	50	64	145	181
Total non-interest income	1,093	1,023	3,183	3,155
Non-interest expense:
Employee compensation expense	1,469	1,358	4,318	3,968
Employee benefits	301	399	1,067	1,245
Occupancy	228	234	747	719
Equipment	114	116	344	350
Data processing expense	391	367	1,141	1,082
Director compensation	48	56	156	169
Professional fees	103	95	301	281
Taxes, other than income	78	120	262	362
FDIC Insurance premiums	76	75	231	247
Loss (gain) on sales of other real estate owned	13	(3)	24	(37)
Amortization of intangibles	12	12	34	34
Amortization of investment in low-income housing partnership	120	145	359	290
Other non-interest expense	385	375	1,091	1,004
Total non-interest expense	3,338	3,349	10,075	9,714
Income before income taxes	1,212	1,079	3,479	3,493
Provision for income taxes	154	60	355	459
Net income	$1,058	$1,019	$3,124	$3,034
Earnings per share
Basic	$0.25	$0.24	$0.74	$0.72
Diluted	$0.25	$0.24	$0.74	$0.72
Cash dividends declared per share	$0.22	$0.22	$0.66	$0.66
Weighted average basic shares outstanding	4,189,998	4,208,567	4,193,895	4,215,009
Weighted average diluted shares outstanding	4,190,342	4,208,972	4,194,184	4,216,000